UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 9, 2008

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)

(336) 526-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 9, 2008, Yadkin Valley Financial Corporation (“Yadkin”), entered into an agreement and plan of merger with American Community Bancshares, Inc. (“American Community”).  Pursuant to the agreement, American Community will merge with and into Yadkin and each of American Community’s shareholders will be entitled to receive in exchange for each share of American Community common stock one of the following: (i) .8517 shares of Yadkin common stock, (ii) $12.35 in cash, or (iii) a combination of both stock and cash.  In total, the merger consideration will be allocated as follows: 80.5% of American Community’s outstanding shares of common stock will be exchanged for shares of Yadkin common stock and 19.5% of American Community’s outstanding shares of common stock will be exchanged for cash.  Cash will also be paid in lieu of fractional shares.

The closing of the merger is expected to occur in the fourth quarter of 2008.  Both boards of directors have approved the merger agreement and will submit the merger agreement to their respective shareholders for approval.  The merger agreement is also subject to regulatory approvals and other customary closing conditions.  The merger agreement contains customary representations, warranties and covenants of both Yadkin and American Community.  The representations and warranties of each party set forth in the merger agreement have been made solely for the benefit of the other party to the merger agreement.  The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is set forth below as Exhibit 2.1 hereto and is incorporated herein by reference.

The merger agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Yadkin or American Community. The representations, warranties and covenants contained in the merger agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the merger agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Yadkin or American Community or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Yadkin’s and American Community's public disclosures.

FORWARD LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include but are not limited to (1) statements about the benefits of the combination of Yadkin and American Community, including future financial and operating results, cost savings, and enhanced revenues, (2) statements with respect to Yadkin’s and American Community’s plans, objectives, expectations and intentions and other statements that are not historical facts, and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions.  These statements are based upon the current beliefs and expectations of Yadkin’s and American Community’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) expected revenue synergies and cost savings from the combination may not be fully realized or realized within the expected time frame; (2) revenues following the combination may be lower than expected; (3) the ability to obtain governmental approvals of the combination on the proposed terms and schedule; (4) the failure of either company’s shareholders to approve the combination; (5) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (6) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the combined company’s loan portfolio and allowance for loan losses; (7) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in either Yadkin’s or American Community’s loan portfolio, which may result in increased credit risk-related losses and expenses; (8) changes in the U.S. legal and regulatory framework; and (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company.  Additional factors that could cause Yadkin’s or American Community’s results to differ materially from those described in the forward-looking statements can be found in Yadkin’s and American Community’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov).  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Yadkin and American Community or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Yadkin and American Community do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Yadkin and American Community will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a joint proxy statement/prospectus.  Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Yadkin and American Community, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).  Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to William A. Long, President and CEO, Yadkin Valley Financial Corporation, 209 North Bridge Street, Elkin, North Carolina 28621-3404, (336- 526-6300), or to Randy P. Helton, President, CEO, and, Chairman, American Community Bancshares, Inc., 4500 Cameron Valley Parkway, Suite 150, Charlotte, NC 28211, (704-225-8444).

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Yadkin and American Community and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Yadkin and American Community in connection with the combination.  Information about the directors and executive officers of Yadkin and their ownership of Yadkin common stock is set forth in the proxy statement, filed April 15, 2008, for Yadkin Valley’s 2008 annual meeting of shareholders, as filed with the SEC on Schedule 14A.  Information about the directors and executive officers of American Community and their ownership of American Community common stock is set forth in the proxy statement, filed April 17, 2008, for American Community’s 2008 annual meeting of shareholders, as filed with the SEC on Schedule 14A.  Additional information regarding the interests of those participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

ITEM 8.01  OTHER EVENTS

On September 10, 2008, Yadkin issued a press release announcing the execution of the merger agreement with American Community. The complete text of the press release is attached to this report as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)              Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number	Description

2.1	Agreement and Plan of Merger between Yadkin Valley Financial Corporation and American Community Bancshares, Inc., dated September 9, 2008.

99.1	Press Release dated September 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION

Dated: September 9, 2008	By:	/s/ William A. Long
William A. Long
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger between Yadkin Valley Financial Corporation and American Community Bancshares, Inc., dated September 9, 2008.

99.1	Press Release dated September 10, 2008.